UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON , D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 21, 1996


                               -------------------


                       FIRST INDUSTRIAL REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)




           MARYLAND                       1-13102                36-3935116
(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
incorporation or organization)                               Identification No.)



          150 N. WACKER DRIVE, SUITE 150, CHICAGO, IL   60606
          (Address of principal executive offices)    (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 704-9000

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit
Number          Exhibit
-------         -------

1 Underwriting Agreement dated October 21, 1996, relating to the sale of up to 5,750,000 shares of the registrant's common stock which, since this Form 8-K filing is incorporated by reference in the Registration Statement on Form S-3, File
                No. 333-13225, is set forth in full in such registration statement.


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            FIRST INDUSTRIAL REALTY TRUST, INC.

                            By: /s/ Michael J. Havala
                                -------------------------------
                                    Michael J. Havala
                                    Chief Financial Officer




DATE:  October 24, 1996